Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Barclays Capital Inc.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc.; Evercore Group, L.L.C.; Fifth Third Securities, Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; TD Securities USA LLC
Name of Issuer:
AMERICAN TOWER CORP
Title of Security:
AMERICAN TOWER CORPORATION 3.3% 15 FEB 2021-21
Date of First Offering:
01/08/2016
Dollar Amount Purchased:
74,890
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.85
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Banca IMI S.p.A.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Intesa Sanpaolo SpA
Title of Security:
INTESA SANPAOLO SPA 5.71% 15 JAN 2026 144A
Date of First Offering:
01/08/2016
Dollar Amount Purchased:
225,000
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Barclays Capital Inc.; Citigroup Global Markets Inc.; Daiwa Securities Co., Ltd.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities Co., Ltd.; SMBC Nikko Securities Inc.
Name of Issuer:
NIPPON LIFE INSURANCE
Title of Security:
NIPPON LIFE INSURANCE CO. 20 JAN 2046-26 144A
Date of First Offering:
01/13/2016
Dollar Amount Purchased:
200,000
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; BBVA Securities Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Mizuho Securities USA Inc.; Santander Investment Securities Inc.; UBS Securities LLC
Name of Issuer:
Philip Morris International Inc
Title of Security:
PHILIP MORRIS INTERNATIONAL I 2.75% 25 FEB 2026-25
Date of First Offering:
02/08/2016
Dollar Amount Purchased:
123,994
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.20
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Barclays Capital Inc.;
BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scott & Stringfellow, LLC; Wells Fargo Securities, LLC
Name of Issuer:
Cisco Systems Inc
Title of Security:
CISCO SYSTEMS, INC. 2.2% 28 FEB 2021
Date of First Offering:
02/22/2016
Dollar Amount Purchased:
274,472
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.81
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.; BTIG, LLC; CIBC World Markets Corp.; Credit Suisse Securities (USA) LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Newfield Exploration Co
Title of Security:
NEWFIELD EXPLORATION CO.
Date of First Offering:
02/26/2016
Dollar Amount Purchased:
1,284,493
Number of Shares or Par Value of Bonds Purchased:
55,247
Price Per Unit:
23.25
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
Stryker Corp
Title of Security:
STRYKER CORPORATION 2.625% 15 MAR 2021-21
Date of First Offering:
03/03/2016
Dollar Amount Purchased:
49,981
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.96
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
Stryker Corp
Title of Security:
STRYKER CORPORATION 3.5% 15 MAR 2026-25
Date of First Offering:
03/03/2016
Dollar Amount Purchased:
49,674
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
99.35
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; Australia and New Zealand Banking Group Ltd.; BBVA Securities Inc.; Blaylock & Company, Inc.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; CastleOak Securities, L.P.; Commerz Markets LLC; Danske Bank A/S; Deutsche Bank Securities Inc.; Erste Group Bank AG; The Huntington Investment Company; ING Financial Markets LLC; Lebenthal & Co., LLC; Lloyds Bank plc; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; National Australia Bank Ltd.; Natixis Securities Americas LLC; Rabo Securities USA, Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Standard Chartered Bank; Wells Fargo Securities, LLC
Name of Issuer:
Bank of America Corp
Title of Security:
BANK OF AMERICA CORPORATION 6.3% 10 MAR 2049-26
Date of First Offering:
03/07/2016
Dollar Amount Purchased:
25,000
Number of Shares or Par Value of Bonds Purchased:
25,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; ING Financial Markets LLC; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
Newell Rubbermaid Inc
Title of Security:
NEWELL RUBBERMAID INC. 2.6% 29 MAR 2019
Date of First Offering:
03/18/2016
Dollar Amount Purchased:
149,966
Number of Shares or Par Value of Bonds Purchased:
150,000
Price Per Unit:
99.98
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co; Australia and New Zealand Banking Group Ltd.; BMO Capital Markets Corp.; BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; CIBC World Markets Corp.; Citigroup Global Markets Inc.; Desjardins Securities Inc.; Drexel Hamilton, LLC; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; National Australia Bank Ltd.; National Bank of Canada Financial Inc.; RBC Capital Markets, LLC; Regions Bank; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Westpac Banking Corp
Name of Issuer:
UBS GROUP FUNDING
Title of Security:
UBS GROUP FUNDING (JERSEY) LIM 3% 15 APR 2021 144A
Date of First Offering:
03/29/2016
Dollar Amount Purchased:
349,738
Number of Shares or Par Value of Bonds Purchased:
350,000
Price Per Unit:
99.93
Resolution Approved:
Approved at the June 16, 2016 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.
Name of Issuer:
THERMO FISHER SCIENTIFIC
Title of Security:
THERMO FISHER SCIENTIFIC INC. 3% 15 APR 2023-23
Date of First Offering:
04/04/2016
Dollar Amount Purchased:
174,146
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.51
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SG Americas Securities, LLC; Standard Chartered Bank; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
ABBVIE INC
Title of Security:
ABBVIE INC. 2.3% 14 MAY 2021-21
Date of First Offering:
05/09/2016
Dollar Amount Purchased:
74,870
Number of Shares or Par Value of Bonds Purchased:
75,000
Price Per Unit:
99.83
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Bank plc; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SG Americas Securities, LLC; Standard Chartered Bank; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC ; The Williams Capital Group, L.P.
Name of Issuer:
ABBVIE INC
Title of Security:
ABBVIE INC. 3.2% 14 MAY 2026-26
Date of First Offering:
05/09/2016
Dollar Amount Purchased:
224,141
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.62
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citicorp USA, Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:
KRAFT HEINZ FOODS CO
Title of Security:
KRAFT HEINZ FOODS COMPA 4.375% 01 JUN 2046-45 144A
Date of First Offering:
05/10/2016
Dollar Amount Purchased:
224,289
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.68
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Standard Chartered Bank; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
PRICELINE GROUP INC/THE
Title of Security:
PRICELINE GROUP, INC. (THE) 3.6% 01 JUN 2026-26
Date of First Offering:
05/18/2016
Dollar Amount Purchased:
199,614
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:
99.81
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; Capital One Securities, Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
MARRIOTT INTERNATIONAL
Title of Security:
MARRIOTT INTERNATIONAL, INC. 2.3% 15 JAN 2022-21
Date of First Offering:
06/07/2016
Dollar Amount Purchased:
248,968
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.59
Resolution Approved:
Expected to be approved at the August 18, 2016 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on June 16, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended March 31, 2016 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

** Resolution expected to be adopted at the Meeting of the Board of Trustees on August 18, 2016.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended June 30, 2016 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).